UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

RTW RETAILWINDS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-32315 (Commission File Number)	33-1031445 (IRS Employer Identification No.)

330 West 34th Street
9th Floor
New York, New York 10001
(Address of principal executive offices, including  Zip Code)

(212) 884-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RTW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

RTW Retailwinds, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s order (Release No. 34-88318) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder, as amended by Release No. 34-88465 issued on March 25, 2020, to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended May 2, 2020 (the “Report”), as well as to delay the filing of the information omitted from the Company’s Annual Report on Form 10-K for the year ended February 1, 2020 pursuant to General Instruction G(3) of the Form 10-K (the “Part III Information”) which it expects to provide in a Definitive Proxy Statement on Form DEF 14A (“Proxy Statement”), due to the circumstances related to the coronavirus (COVID-19) pandemic.

COVID-19 has caused disruptions to the Company’s suppliers overseas and to its supply chain, has resulted in continued store closures, and had led to furloughs for all store associates as well as terminating certain corporate personnel. As a result, COVID-19 and related events have resulted in the Company’s management devoting significant time and attention to assessing the existing and future impact of COVID-19 and those events on the Company’s operations, financial position, and cash flows, and developing operational and financial plans to address those matters. This has diverted management and financial resources from completing all of the tasks necessary to file the Company’s Quarterly Report by its June 11, 2020 due date. Notwithstanding the foregoing, the Company expects to file its Quarterly Report no later than July 27, 2020 (which is 45 days from the Report’s original filing deadline of June 11, 2020). Similarly, this has diverted management and financial resources from completing all of the tasks necessary to file the Company’s Proxy Statement by its June 1, 2020 due date. Notwithstanding the foregoing, the Company expects to file its Proxy Statement no later than July 16, 2020 (which is 45 days from the Report’s original filing deadline of June 1, 2020).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW RETAILWINDS, INC.

/s/ Sheamus Toal
Date: June 1, 2020	Name:	Sheamus Toal
	Title:	Chief Executive Officer and Chief Financial Officer

3